                          SECURITIES PURCHASE AGREEMENT

       THIS SECURITIES PURCHASE AGREEMENT is made and entered into as of January 17, 2000, by and between BackWeb Technologies Ltd., an Israeli corporation (the "COMPANY"), and RealNetworks, Inc., a Washington corporation (the "PURCHASER").

         THE PARTIES AGREE AS FOLLOWS:

                 1. AUTHORIZATION AND SALE OF SHARES AND WARRANT

1.1      AUTHORIZATION OF THE SHARES AND WARRANT

         On or before the Closing Date (as defined in Section 2.1 below), the Company will have authorized the issuance and sale, pursuant to the terms and conditions of this Agreement, of (a) 458,000 shares (the "SHARES") of the Company's ordinary shares, NIS 0.03 nominal value per share ("ORDINARY SHARES"), and (b) a warrant to purchase 114,500 Ordinary Shares with an exercise price of U.S. $32.75 per share the "WARRANT"). The per share price for the Ordinary Shares acquired pursuant to this Agreement and for the Ordinary Shares that may be acquired pursuant to the Warrant ($32.75 per share), is equal to the average NASDAQ National Market closing price of the Company's Ordinary Shares for the 60 trading days before January 14, 2000.

1.2      SALE OF THE SHARES AND WARRANT

         Subject to the terms and conditions contained herein, and in reliance on the representations and warranties of the Company contained herein, on the Closing Date (defined below) the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, (a) the Shares at an aggregate purchase price of U.S. $14,999,500 (the "SHARE PURCHASE PRICE") and (b) the Warrant at a purchase price of U.S. $10 (the "WARRANT PURCHASE PRICE").

                 2. CLOSING; CLOSING DATE; DELIVERIES AT CLOSING

2.1      CLOSING; CLOSING DATE

         The consummation of the transactions contemplated pursuant to this Agreement (the "CLOSING") shall be held at the offices of Perkins Coie LLP, 1201 Third Avenue, Seattle, Washington 98101 at 10:00 a.m., Seattle time on the Closing Date (as defined below). The parties agree that the Closing may be effected by facsimile. The Closing shall occur on the business day immediately following the satisfaction of the conditions set forth in Sections 5 and 6 hereof (the "CLOSING DATE").



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2.2      DELIVERY OF CERTIFICATES FOR SHARES AND WARRANTS

         At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the Shares and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), provided by Section 4(2) thereof and Rule 506 thereunder. The Company will deliver certificates representing the Shares against delivery of payment of the Share Purchase Price. The Company shall deliver to the Purchaser one certificate in the form set forth as EXHIBIT A hereto, representing the Warrant (the "WARRANT CERTIFICATE").

2.3      DELIVERY OF CONSIDERATION

         At the Closing, the Purchaser shall deliver the Share Purchase Price and the Warrant Purchase Price to the Company by check or wire transfer of immediately available funds to an account designated by the Company in writing at least two business days before the Closing Date.

2.4      CONSUMMATION OF CLOSING

         All acts, deliveries and confirmations comprising the Closing regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing, and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

                3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         In order to induce the Purchaser to enter into this Agreement and to perform its obligations hereunder, the Company hereby represents and warrants to the Purchaser, at and as of the date of this Agreement and at and as of the Closing Date, as follows:

3.1      ORGANIZATION

         The Company is a corporation duly incorporated and validly existing under the laws of Israel. The Company has all requisite corporate power and authority to own, operate and lease its property and to carry on its business as now being conducted. The Company is duly qualified or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the character of properties occupied, owned or held under lease by the Company, or the nature of the business conducted by the Company, makes such qualification or license necessary, except where the failure to be so qualified or licensed would not have a material adverse effect on the business, operations, assets, liabilities or financial condition of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").




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3.2      VALID ISSUANCE

         The Shares, the Warrant and the Ordinary Shares issuable upon exercise of the Warrant (the "WARRANT SHARES" and, together with the Shares and the Warrant, the "SECURITIES") when issued and paid for in accordance with this Agreement or the Warrant Certificate, as the case may be, will be duly authorized, validly issued, fully paid and nonassessable and issued in compliance with all applicable U.S., state and foreign securities laws and will not be subject to any preemptive or other similar rights. The Warrant Shares have been duly and validly reserved for issuance.

3.3      AUTHORITY

         The Company has all requisite corporate power and authority to enter into this Agreement, to sell and issue the Securities and to consummate the other transactions contemplated by this Agreement. The execution and delivery of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium, fraudulent transfer or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether arising prior to, or after, the date hereof or considered in a proceeding in equity or at law.

3.4      NO CONFLICT

         The execution and delivery by the Company of this Agreement does not, and the sale and issuance of the Securities and consummation of the other transactions contemplated by this Agreement will not, (a) conflict with, or result in any violation or breach of any provision of, the charter documents of the Company, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Company is a party or by which any of its properties or assets may be bound, the violation, breach or default of which would have a Material Adverse Effect, or (c) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its properties or assets, the conflict or violation of which would have a Material Adverse Effect.




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3.5      REQUIRED FILINGS AND CONSENTS

         No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("GOVERNMENTAL ENTITY") is required by or with respect to the Company in connection with the execution and delivery of this Agreement, the sale and issuance of the Securities or the consummation of the other transactions contemplated hereby or thereby, except for such consents, approvals, orders, authorizations, registrations, declarations and filings as (a) may be required under applicable Israeli, U.S., state and foreign securities and corporate laws, and (b) could not be expected to have a Material Adverse Effect.

3.6      COMMISSION FILINGS

         Attached hereto as EXHIBIT B (which EXHIBIT B may be amended before the Closing to reflect changes from the date hereof to the Closing Date) is a true and accurate list of all forms, reports and documents required to be filed with or furnished to the Securities and Exchange Commission (the "COMMISSION") by the Company since the effective date of the Registration Statement on Form F-1 filed with respect to the Company's initial public offering pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (collectively, including all documents incorporated by reference therein, the "COMPANY COMMISSION REPORTS"). The Company Commission Reports (a) at the time filed, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and (b) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.7      FINANCIAL STATEMENTS

         The consolidated financial statements of the Company and its subsidiaries contained in the Company Commission Reports were prepared in accordance with or reconciled to U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated, and present fairly, as of the dates and for the periods indicated, the consolidated financial position of the Company and its subsidiaries and the consolidated revenues and expenses, cash flows and shareholders' equity of the Company and its subsidiaries for the periods therein set forth, subject in the case of the unaudited consolidated financial statements to later normal, recurring audit adjustments required by GAAP that are not in the aggregate material and to omission of certain footnotes as permitted by GAAP.




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3.8      SHAREHOLDERS' CONSENT

         No consent or approval of the shareholders of the Company is required or necessary for the Company to enter into this Agreement, to sell and issue the Securities or to consummate the other transactions contemplated pursuant to this Agreement.

3.9      BROKERS OR FINDERS

         The Company has not employed any broker, finder, consultant or other intermediary that would have a valid claim against a Purchaser for a fee or commission in connection with the transactions contemplated hereby.

3.10     LITIGATION

         Except as disclosed in the Company Commission Reports, there is no litigation, governmental proceeding, investigation or arbitration pending or, to the knowledge of the Company, threatened against or directly involving the Company that questions the legality or validity of this Agreement or any related agreements or any actions taken or to be taken pursuant to or in connection with this Agreement or any related agreements or which would reasonably be expected to have a Material Adverse Effect.

3.11     DISCLOSURE

         The representations and warranties made or contained in this Agreement and the Company Commission Reports when taken together, do not contain any untrue statement of a material fact and do not omit to state a material fact required to be stated herein or therein or necessary in order to make such representations and warranties and other material not misleading. There have been no events or transactions or information that have come to the attention of the executive officers of the Company having a direct impact on the Company or its assets, liabilities, financial condition, business, results of operations or prospects which, in the reasonable judgment of such management, could be expected to have a Material Adverse Effect.

               4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         In order to induce the Company to enter into this Agreement and to perform its obligations hereunder, the Purchaser hereby represents and warrants to the Company, at and as of the date of this Agreement and at and as of the Closing Date, as follows:

4.1      ORGANIZATION

         The Purchaser is a corporation duly incorporated and validly existing under the laws of the state of Washington.




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4.2      AUTHORITY

         The Purchaser has all requisite corporate power and authority to enter into this Agreement, to purchase and hold the Securities and to consummate the other transactions to be consummated by the Purchaser contemplated by this Agreement. The execution and delivery of this Agreement, the purchase of the Securities and the consummation of the other transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except to the extent limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium, fraudulent transfer or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether arising prior to, or after, the date hereof or considered in a proceeding in equity or at law.

4.3      NO CONFLICT

         The execution and delivery by the Purchaser of this Agreement does not, and consummation of the transactions contemplated by this Agreement will not conflict with, or result in any violation or breach of any provision of, the charter documents of the Purchaser.

4.4      REQUIRED FILINGS AND CONSENTS

         No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Purchaser in connection with the execution and delivery of this Agreement, the purchase of the Securities to be purchased by the Purchaser or the consummation of the other transactions to be consummated by the Purchaser contemplated hereby, except for such consents, authorizations, filings, approvals and registrations which, if not obtained or made, could not be expected to have a material adverse effect on the Purchaser's ability to consummate the transactions contemplated pursuant to this Agreement.

4.5      PURCHASER IS AN "ACCREDITED INVESTOR"

         The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Purchaser believes that it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Securities and the business, properties, prospects and financial condition of the Company; provided, however, that the foregoing shall not diminish or detract from the Purchaser's ability to rely upon any of the Company's representations or warranties. The Purchaser acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and




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
experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Securities will be acquired for the Purchaser's own account and not with a view to the resale or distribution of any portion thereof in violation of the Securities Act. The Purchaser has no present intention of transferring, selling or otherwise distributing the Securities and is not a party to any agreement or arrangement to sell or otherwise transfer any of the Securities to any person.

4.6      BROKERS OR FINDERS

         The Purchaser has not employed any broker, finder, consultant or other intermediary that would have a valid claim against the Company for a fee or commission in connection with the transactions contemplated hereby.

4.7      RESTRICTED SECURITIES

         The Purchaser understands that unless the Securities are registered under applicable securities laws, the Securities will be "restricted securities" under U.S. securities laws and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances, including pursuant to Rule 144 under the Securities Act, or any successor rule thereto ("Rule 144"). Unless a transfer of Securities is made to a subsidiary of the Purchaser or in accordance with an effective registration statement under the Securities Act, the Purchaser shall not transfer any Securities unless it shall furnish the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, such opinion will not be required in connection with a transfer in compliance with Rule 144 or to a subsidiary of the Purchaser.

4.8      LEGENDS

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, (C) SUCH TRANSACTION IS IN COMPLIANCE WITH RULE 144 OF THE SECURITIES ACT, OR (D) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.




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
         Notwithstanding the foregoing, the Purchaser shall have the right, upon written request to the Company on or after termination of all applicable limitations on transfer with respect to any Securities, to receive from the Company, without expense, a new certificate omitting any legend with respect to the terminated limitations.

                5. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

         The obligations of the Purchaser pursuant to Sections 1 and 2 of this Agreement are subject to the fulfillment on or prior to the Closing Date of the following conditions, each of which may be waived in whole or part by the
Purchaser:

5.1      REPRESENTATIONS AND WARRANTIES

         The representations and warranties made by the Company pursuant to this Agreement shall have been true and correct in all respects, in the case of any representation made without qualification, or in the case of any representations made containing materiality qualifications, in all material respects, when made, and shall be true and correct in all respects, in the case of any representation made without qualification, or in the case of any representations made containing materiality qualifications, in all material respects, on the Closing Date with the same force and effect as if they had been made on and as of such date.

5.2      COVENANTS

         The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

5.3      CLOSING CERTIFICATE

         The President or Chief Financial Officer of the Company shall deliver to the Purchaser at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there shall have been no material adverse change in the business, operations, properties, assets or financial condition of the Company since the date of this Agreement.

5.4      NO INJUNCTION OR LITIGATION

         As of the Closing Date, there shall not be any claim or judgment of any nature or type threatened, pending or made by or before any Governmental Entity that questions or challenges the lawfulness of the transactions contemplated by this Agreement under any law or regulation or seeks to delay, restrain or prevent such transactions.

5.5      GOVERNMENT APPROVALS

         All consents, approvals or authorizations of, and declarations, filings or registrations with, all Governmental Entities required for the consummation of the transactions




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
contemplated in Sections 1 and 2 of this Agreement shall have been obtained or made on terms reasonably satisfactory to the Purchaser and shall be in full force and effect.

5.6      LEGAL OPINION

         The Company shall have delivered to the Purchaser opinions of counsel, dated the Closing Date, covering the matters set forth on EXHIBIT C hereto.

5.7      NASDAQ LISTING

         The Company shall have filed a Notification For Listing of Additional Shares with Nasdaq covering the Securities.

5.8      ISRAELI INVESTMENT CENTER APPROVAL

         All required consents to the sale of the Securities will have been received from the Israeli Investment Center.

                   6. CONDITIONS TO THE COMPANY'S OBLIGATIONS

         The obligation of the Company pursuant to Sections 1 and 2 of this Agreement are subject to the fulfillment on or prior to the Closing Date of each of the following conditions, each of which may be waived in whole or part by the
Company:

6.1      REPRESENTATIONS AND WARRANTIES

         The representations and warranties of the Purchaser pursuant to this Agreement shall have been true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date.

6.2      COVENANTS

         The Purchaser shall have performed all obligations and conditions herein required to be performed or observed by the Purchaser on or prior to the Closing Date.

6.3      NO INJUNCTION OR LITIGATION

         As of the Closing Date, there shall not be any claim or judgment of any nature or type threatened, pending or made by or before any Governmental Entity that questions or challenges the lawfulness of the transactions contemplated by this Agreement under any law or regulation or seeks to delay, restrain or prevent such transactions.

6.4      GOVERNMENT APPROVALS

         All consents, approvals or authorizations of, and declarations, filings or registrations with, all Governmental Entities required for the consummation of the transactions




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
contemplated in Sections 1 and 2 of this Agreement shall have been obtained or made on terms reasonably satisfactory to the Company and shall be in full force and effect.

6.5      SECURITIES LAWS QUALIFICATION

         The offer and sale to the Purchaser of the Securities pursuant to this Agreement shall be qualified or exempt from qualification under all applicable U.S., state and foreign securities laws, which qualifications and exemptions under Section 4(2) and Regulation D the Company shall use commercially reasonable efforts to obtain (at the Company's expense) as promptly as practicable; provided, however, that nothing herein shall be deemed to cause the Company to incur any obligation to register the Securities under the Securities Act.

                              7. CERTAIN COVENANTS

7.1      NONDISCLOSURE

         Whether or not the Closing under this Agreement occurs, the Company and the Purchaser will protect the Confidential Information (as defined below) of the other party from misappropriation and unauthorized use or disclosure, and at a minimum, will take precautions at least as great as those taken to protect its own confidential information of a similar nature. Without limiting the foregoing, the Receiving Party (as defined below) will: (a) use such Confidential Information solely for the purposes for which it has been disclosed; and (b) disclose such Confidential Information only to those of its employees, agents, consultants, and others who have a need to know the same for the purpose of performing this Agreement and who are informed of and agree to a duty of nondisclosure. The Receiving Party may also disclose Confidential Information of the Disclosing Party (as defined below) to the extent necessary to comply with applicable law or legal process, provided that the Receiving Party uses reasonable efforts to give the Disclosing Party prompt advance notice thereof. Upon request of the other party, each party shall return to the other all materials, in any medium, which contain, embody, reflect or reference all or any part of any Confidential Information of the other party.

         For the purposes of this Section 7.1, the following terms have the following meanings:

         "CONFIDENTIAL INFORMATION" means non-public information and know-how of the Disclosing Party which, by the nature of the circumstances surrounding disclosure, ought in good faith to be treated as proprietary and/or confidential, or which has been or is designated as proprietary and/or confidential. Confidential Information does not include information that the Receiving Party can show: (a) was known by the Receiving Party prior to disclosure thereof by the Disclosing Party; (b) was in or entered the public domain through no fault of the Receiving Party; or (c) is independently developed by the Receiving Party without reference to any Confidential Information of the Disclosing Party.




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
         "DISCLOSING PARTY" means a party that discloses Confidential Information to the other party in connection with this Agreement.

         "RECEIVING PARTY" means a party that receives Confidential Information from the other party in connection with this Agreement.

7.2      CONFIDENTIALITY; PUBLICITY

         Neither the Company nor the Purchaser shall issue any press release or other public announcement regarding, or otherwise disclose, this Agreement or the transactions contemplated herein, or make any filing of this Agreement or other agreements relating to the transactions contemplated herein, without the consent of the other; provided, however, that if a party is required by applicable law to provide public disclosure of this Agreement or the transactions contemplated herein, such party shall use all reasonable efforts to coordinate the disclosure with the other party before issuance, including, but not limited to the submission to the Commission (and any other applicable regulatory or judicial authority) of an application for confidential treatment of certain terms (which terms shall be agreed upon by the Purchaser and the Company) of this Agreement. Except for the initial announcement as to the execution of this Agreement (which announcement shall nonetheless be subject to the provisions specified above in this Section 7.2), each party shall provide to the other for review a copy of any proposed disclosure of this Agreement or its terms and any application for confidential treatment at least five (5) business days before any such disclosure or application is made.

7.3      COVENANTS TO SATISFY CONDITIONS

         Each of the Company and the Purchaser shall use commercially reasonable efforts to satisfy or cause to be satisfied all of the conditions precedent to the other party's obligations that are set forth in Section 5 or Section 6, as the case may be.

7.4      FURTHER ASSURANCES

         Each party agrees from time to time to do and perform such other and future acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Agreement.

                                8. MISCELLANEOUS

8.1      GOVERNING LAW

         This Agreement shall be governed by, and construed in accordance with, the laws of the state of California applicable to contracts executed in and to be performed in that state.




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
8.2      SURVIVAL

         Except as otherwise provided herein, the representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

8.3      SUCCESSORS AND ASSIGNS

         Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. It is expressly acknowledged that the Purchaser may assign its rights hereunder to any affiliate (as such term is defined in Rule 144 of the Securities Act) thereof; provided, however, that such affiliate agrees in writing to be bound to the terms hereof and to make the representations and warranties contained in Article 4 hereof on its own behalf.

8.4      ENTIRE AGREEMENT

         This Agreement and the other documents referred to herein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

8.5      AMENDMENT; WAIVER

         Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser.

8.6      DELAYS OR OMISSIONS

         No delay or omission to exercise any right, power or remedy accruing to any holder of any of the Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

8.7      NOTICES AND OTHER COMMUNICATIONS

         Unless otherwise provided, any notice under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by facsimile by the party to be notified, (c) two business




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
days after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) five days after deposit with the United States Post Office or a postal office in the state of Israel, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.


To the Company:               c/o BackWeb Technologies Inc.
                              2077 Gateway Place, Suite 500
                              San Jose, CA 95110
                              Attn:  General Counsel
                              Facsimile: (408) 933-1800


With copies to:               Brobeck, Phleger & Harrison LLP
                              One Market Plaza
                              Spear Street Tower
                              San Francisco, CA 94105
                              Attn: Donald J. Bouey
                              Facsimile: (415) 442-1010


To the Purchaser:             RealNetworks, Inc.
                              2601 Elliot Avenue
                              Seattle, Washington 98121
                              Attn: General Counsel
                              Facsimile: (206) 674-2695

With a copy to:               Perkins Coie LLP
                              1201 Third Avenue
                              Seattle, Washington 98101
                              Attn.: Scott L. Gelband
                              Facsimile: (206) 583-8500

or at such other address as the intended recipient previously shall have designated by written notice to the other party (with copies to counsel as may be indicated on the signature page). Notice by registered or certified mail shall be effective on the date it is officially recorded as delivered to the intended recipient by return receipt or equivalent, and in the absence of such record of delivery, the effective date shall be the fifth business day after it was deposited in the mail. All notices delivered in person or sent by courier shall be effective on the date of personal delivery; notices delivered by facsimile with simultaneous confirmation copy by registered or certified mail shall be effective on the date sent. Notice not given in writing shall be effective only if acknowledged in writing by a duly authorized representative of the party to whom it was given.

8.8      SPECIFIC PERFORMANCE

         Each of the parties hereto acknowledges and agrees that the other party hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees the other party hereto will be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any competent court having jurisdiction over the parties, in addition to any other remedy to which they might be entitled at law or in equity. In any such action specifically to enforce any such term or provision of this Agreement, the parties hereby waive any claim or defense therein that an adequate remedy at law or in damages exists.

8.9      SEVERABILITY OF THIS AGREEMENT

         In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Furthermore the court shall have the power to replace the invalid or unenforceable part or provision with a provision that accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner. Such replacement shall apply only with respect to the particular jurisdiction in which the adjudication is made.

8.10     COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

8.11     NO THIRD-PARTY RIGHTS

         Nothing in this Agreement is intended, nor shall be construed, to confer upon any person or entity other than the parties and their respective successors and assigns any right or remedy under or by reason of this Agreement, except as expressly provided in this Agreement.

8.12     NO AGENCY, ETC.

         None of the provisions of this Agreement shall be construed to mean that any party is appointed or is in any way authorized to act as an agent of any other party. This Agreement does not constitute, create, give effect to, or otherwise recognize a joint venture, partnership, or formal business organization of any kind.

8.13     CONSTRUCTION OF AGREEMENT

         This Agreement has been negotiated by the parties and their attorneys, and the language hereof shall not be construed for or against any party. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement, which shall be considered as a whole.

8.14     TERMINATION

         This Agreement may be terminated as follows:

         (a) The Purchaser may terminate this Agreement in the event that the conditions set forth in Section 5 have not been satisfied or waived on or before February 29, 2000;

         (b) The Company may terminate this Agreement in the event that the conditions set forth in Section 6 have not been satisfied or waived on or before February 29, 2000;

         No termination pursuant to this Section 8.14 shall relieve any party of liability for breach of this Agreement prior to such termination.

         Either the Company or the Purchaser may terminate this Agreement if the other (a) has a receiver or administrative receiver appointed for it or over its undertakings or assets, (b) passes a resolution for winding up or a court of competent jurisdiction makes an order to that effect and such order is not discharged within ninety (90) days, (c) enters into any voluntary arrangement with its creditors for the benefit of its creditors, (d) becomes subject to an administration order, or (e) ceases to carry on business.

8.15     ATTORNEYS' FEES

         If any action or proceeding shall be commenced to enforce this Agreement or any right arising in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party, the reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding or negotiation to avoid such action or proceeding.



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                       BACKWEB TECHNOLOGIES LTD.

                                       /s/  Eli Barkat
                                       Its:  Chief Executive Officer
                                           -------------------------------------

                                       REALNETWORKS, INC.

                                       /s/ Paul Bialek
                                       Its:  Chief Financial Officer
                                           -------------------------------------

                           EXHIBIT A - FORM OF WARRANT

                 EXHIBIT B - LIST OF COMPANY COMMISSION REPORTS

424B4      Prospectus Filed Pursuant to Rule 424      12/9/99
6-K        Report of Foreign Issuer                   11/17/99
6-K        Report of Foreign Issuer                   8/19/99
S-8        Registration Statement                     8/6/99
424B4      Prospectus Filed Pursuant to Rule 424      6/21/99

                        EXHIBIT C - FORM OF LEGAL OPINION

         1. The Company is a corporation duly incorporated and validly existing under the laws of the state of Israel.

         2. The Company has the requisite corporate power and authority to execute, deliver and perform this Agreement and the Warrant. The Agreement and the Warrant have been duly and validly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of the Agreement and the Warrant and the authorization, issuance and delivery of the Securities being sold thereunder has been taken.

         3. The Securities have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and nonassessable; and the issuance of the Securities are not subject to preemptive or, to such counsel's knowledge, other rights to subscribe for or purchase securities.

         4. The execution, delivery and performance by the Company of the Agreement does not conflict with or result in a violation of the Articles of Association of the Company or any material judgment, order or decree of any court or arbitrator, known to us, to which the Company is a party or is subject.

         5. Other than pursuant to federal and state securities laws and regulations, all consents, approvals, orders or authorizations of, and all qualifications, registrations, designations, declarations or filings with, any federal or state governmental authority on the part of the Company required in connection with the sale of the Securities to the Purchaser have been obtained, or will be effective, as of the Closing.

         6. Based upon the Purchaser's representations and warranties contained in this Agreement, the sale of the Securities to the Purchaser pursuant to the terms of this Agreement do not require registration under Section 5 of the Securities Act.

         7. We have not been engaged to give substantive attention to, or represent the Company in connection with, nor to our knowledge is there, any litigation, governmental proceeding, investigation or arbitration pending or threatened against or directly involving the Company that questions the legality or validity of the Agreement or the Warrant or any actions taken or to be taken pursuant to or in connection with the Agreement or the Warrant.

                                       Very truly yours,